UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2018

GOODRICH PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12719	76-0466193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Louisiana St., Suite 700, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 713-780-9494

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging grown company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Form 8-K filed on February 28, 2018, by Goodrich Petroleum Corporation (the “Original Report”) for the purpose of including the pro forma financial information required by Item 9.01(b) to give effect to the Disposition (as defined below), which was omitted from the Original Report.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 28, 2018, Goodrich Petroleum Corporation (the “Company”), through its wholly owned subsidiary Goodrich Petroleum Company, L.L.C., closed, in two separate transactions, the sale of working interests in certain oil and gas leases, wells, units and facilities and certain net leasehold interests in a portion of its undeveloped acreage in the Angelina River Trend in Angelina and Nacogdoches Counties, Texas to BP America Production Company (“BP”) for total consideration of approximately $23 million, with an effective date of January 1, 2018 (the “Disposition”). The Disposition is subject to customary post-closing adjustments.

The Company will use a portion of the proceeds from the Disposition to pay off its revolver, with plans to accelerate development of its North Louisiana Haynesville asset in the second half of 2018.

Prior to the Disposition, there were no material relationships between BP, on the one hand, and the Company or any of its affiliates, directors, officers or any associate of such directors or officers, on the other hand.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Unaudited pro forma financial information of the Company to give effect to the Disposition is filed as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2017;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2017.

(d) Exhibits.

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of Goodrich Petroleum Corporation as of and for the year ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION

March 6, 2018	By:	/s/ Michael J. Killelea
	Name:	Michael J. Killelea
	Title:	Executive Vice President, General Counsel and Corporate Secretary